Item 12.          Regulation FD Disclosure.

                  On August 13, 2003, The Registrant issued a press release reporting its financial results for the fiscal quarter ended June 30, 2003. The press release is attached hereto as Exhibit 99.1.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.




Dated:  August 14, 2003                             /s/  STEVEN J. MENCARINI
                                                    ------------------------
                                                    Steven J. Mencarini
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit

99.1              Press Release of the Registrant dated August 13, 2003